                                                                   EXHIBIT 3(i)

                                            84641648

APPLICANT'S ACC'T NO.                       841529                     Filed this 17th day of
                                    -----------------------            October, 1984
DSCB:BCL--204 (REV. 8-72)            (Line for numbering)              Commonwealth of Pennsylvania
                                                                       Department of State
FILING FEE: $75
AIB-7                                                                  /s/ William R. Davis

Articles of                       COMMONWEALTH OF PENNSYLVANIA         Secretary of the Commowealth
Incorporation--                        DEPARTMENT OF STATE
Domestic Business Corporation          CORPORATION BUREAU
- ------------------------------------------------------------------------------------------------------
                                                                          (Box for Certification)


  In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S)1204) the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1.  The name of the corporation is:

    North Pittsburgh Systems, Inc.
- --------------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

    4008 Gibsonia Road
- --------------------------------------------------------------------------------
      (NUMBER)                                 (STREET)

    Gibsonia                    Pennsylvania                  15044      (02)
- --------------------------------------------------------------------------------
    (CITY)                                                 (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

      To own telecommunication systems and provide other services and equipment which are related to telecommunication services or which can be provided in conjunction with telecommunication activities.

      To acquire, purchase, sell, trade, hypothecate, pledge, deal in and hold its own securities and securities of other corporations and to deal in real and personal property or any interest therein;

      The Corporation which is incorporated under the provisions of the Business Corporation Law shall have unlimited power to engage in and to do any lawful act concerning any and all lawful business for which corporations may be incorporated under the provisions of the Business Corporation Law.

4.  The term for which the corporation is to exist is:   Perpetually
                                                       -------------------------

5. The aggregate number of shares which the corporation shall have authority to issue is:

    1,000,000 shares of Common Stock, par value $3.125 per share 3,125,000.

                                                                    PAGE 2 OF 16
                                                                        84641649
DSCB:BCL--204 (Rev. 8-72)-2

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator(s) is (are):

  NAME                                 ADDRESS                          NUMBER AND CLASS OF SHARES
                         (including street and number if any)
Frank D. Reese        4008 Gibsonia Road, Gibsonia, PA 15044                    1 share Common
- ------------------------------------------------------------------------------------------------
Gerald A. Gorman      4008 Gibsonia Road, Gibsonia, PA 15044                    1 share Common
- ------------------------------------------------------------------------------------------------
Allen P. Kimble       4008 Gibsonia Road, Gibsonia, PA 15044                    1 share Common
- ------------------------------------------------------------------------------------------------

7. The Board of Directors, by a majority vote of its members, shall have the power to make, alter, amend, and repeal the by-laws of the corporation not inconsistent with its Articles or with law, subject always to the power of the shareholders to change such action.

8. No holder of any Common Stock of the Corporation shall be entitled of right to subscribe for, purchase, or receive any proportionate share of any Common Stock to be issued and the Board of Directors may dispose of all or any portion of such stock if and when it may determine, whether by offering the same to stockholders or by sale or other disposition as the Board may deem advisable.

  IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 16th day of October, 1984.

/s/ Frank D. Reese        (SEAL)      /s/ Gerald A. Gorman             (SEAL)
- --------------------------            ---------------------------------

                                      /s/ Allen P. Kimble              (SEAL)
                                      ---------------------------------


INSTRUCTIONS FOR COMPLETION OF FORM:

  A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

  B. One or more corporations or natural persons of full age may incorporate a business corporation.

  C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9...etc.

  D.  The following shall accompany this form:

      (1) Three copies of Form DSCB:BCL--206 (Registry Statement Domestic or Foreign Business Corporation).

      (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
          Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

      (3)  Any necessary governmental approvals.

  E. BCL (S)205 (15 Pa. S. (S)1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                DEP'T OF STATE
                              OCT 17 4:00 PM '84



APPLICANT'S ACC'T NO._______                86722018                   Filed this 9th day of
                                    -----------------------            December, A.D. 1986
DSCB:BCL-806 (REV. 8-72)                     841529                    Commonwealth of Pennsylvania
                                                                       Department of State
FILING FEE: $40
AB-2                                                                   /s/ Robert A. Gleason, Jr.

Articles of                       COMMONWEALTH OF PENNSYLVANIA         Secretary of the Commowealth
Amendment--                           DEPARTMENT OF STATE
Domestic Business Corporation          CORPORATION BUREAU
- ------------------------------------------------------------------------------------------------------
                                                                              DEC 09 1986

  In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. (S)1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:


1. The name of the corporation is:

   North Pittsburgh Systems, Inc.
- -------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

   4008 Gibsonia Road
- -------------------------------------------------------------------------------
       (NUMBER)                              (STREET)

   Gibsonia                    Pennsylvania                        15044
- -------------------------------------------------------------------------------
       (CITY)                                                    (ZIP CODE)

3. The statute by or under which it was incorporated is:

   Business Corporation Law, Act of May 5, 1933 (P.L. 364) as amended
- -------------------------------------------------------------------------------

4. The date of its incorporation is:  October 17,1984
                                    -------------------------------------------

5. (Check, and if appropriate, complete one of the following):

  [X] The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated:

  Time:  The    5th        day of        December          , 1986.
             -------------        -------------------------    --

  Place: 4008 Gibsonia Road, Gibsonia, Pennsylvania
        ----------------------------------------------------------------------

  Kind and period of notice Written notice more than ten days before the
                           ---------------------------------------------
meeting, to each shareholder entitled to vote thereon setting forth the proposed
- --------------------------------------------------------------------------------
amendments in full.
- -------------------

  [ ] The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.  At the time of the action of shareholders:

   (a) The total number of shares outstanding was:

                               752,000
- -------------------------------------------------------------------------------
   (b) The number of shares entitled to vote was:

                               752,000
- -------------------------------------------------------------------------------

                                                                    PAGE 4 OF 16
                                                                        86722019
DSCB:BCL--806 (Rev. 8-72)-2


7.  In the action taken by the shareholders: See attachment

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------

8.  The amendment adopted by the shareholders, set forth in full, is as follows:

     See Attachment



  IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly
attested by another such officer, to be hereunto affixed this   5th   day of
                                                              -------
December , 1986.
- ---------    --
                                             North Pittsburgh Systems, Inc.
                                        ----------------------------------------
                                                  (NAME OF CORPORATION)

Attest:                             By             /s/ F. D. Reese
                                        ----------------------------------------
  /s/    G. A. Gorman                                 (SIGNATURE)
- ----------------------------------
           (SIGNATURE)                                 President
                                        ----------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
            Secretary
- ----------------------------------
(TITLE: SECRETARY, ASSISTANT
 SECRETARY, ETC.)


(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

  A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

  B. Any necessary governmental approvals shall accompany this form.

  C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

  D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

  E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

  F. BCL (S)807 (15 P. S. (S)1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                DEP'T OF STATE
                               DEC 9 2:41 PM '86

                                                                    PAGE 5 OF 16
                                                                        86722020

                         North Pittsburgh Systems, Inc.

                             Articles of Amendment

                           Attachment in Response to

                                Paragraph No. 7



Separate votes were taken on Amendments to the Articles of Incorporation relating to Articles 5, 9 and 10. The following is the vote as to each amendment.

       (a) The number of shares voted in favor of the amendment to Article 5 was: 675,510.

       (b)  The number of shares voted against the   amendment to
       Article 5 was: 8,596.

       (c) The number of shares voted in favor of the amendment adding Article 9 was: 597,449.

       (d) The number of shares voted against the amendment adding
       Article 9 was: 83,313.

       (e) The number of shares voted in favor of the amendment adding Article 10 was: 601,121.

       (f) The number of shares voted against the amendment adding Article 10 was: 77,955.

                                DEP'T OF STATE
                               DEC 9 2:41 PM '86

                                                                    PAGE 6 OF 16
                                                                        86722021

                         North Pittsburgh Systems, Inc.

                             Articles of Amendment
                           Attachment in Response to
                                Paragraph No. 8

   Article 5 of the Company's Articles of Incorporation is restated and amended to read in its entirety as follows:

   "5. The aggregate number of shares which the corporation shall be authorized to issue is: 10,000,000 shares of Common Stock, par value $.625 per share, aggregate par value $6,250,000."

   A new Article, Article 9 is added to the Articles of Incorporation of the Company to read in its entirely as follows:

   "9. The holders of shares of stock entitled to vote in the election of Directors of the corporation shall not be entitled to cumulate votes for the purpose of such election."

   A new Article, Article 10 is added to the Articles of Incorporation of the Company to read in its entirely as follows:

   "10. In addition to any affirmative vote required by law or these Articles, the affirmative vote of the holders of a majority of the outstanding shares of "Voting Stock" (as hereinafter defined) held by shareholders other than "Related Persons" (as hereinafter defined) shall be required for the approval or

                                DEP'T OF STATE
                               DEC 9 2:41 PM '86

                                                                    PAGE 7 OF 16
                                                                        86722022


authorization of any "Business Combination" (as hereinafter defined) or of any series of transactions which, if taken together, would constitute a Business Combination of the corporation or any subsidiary with any Related Person; provided, however, that a majority vote of shareholders other than Related Persons shall not be required if:

    (1) The "Continuing Directors" of the corporation (as hereinafter defined) by a majority vote (a) have expressly approved in advance the acquisition of Voting Stock of the corporation that caused the Related Person to become a Related Person, or (b) have approved the Business Combination; or

    (2) The Business Combination is a merger or consolidation and the cash or fair market value of the property, securities or other consideration to be received per share by holders of Common Stock of the corporation in the Business Combination is not less than the highest per share price (with appropriate adjustments for recapitalizations and for stock splits, stock dividends and like distributions) paid by the Related Person in acquiring any of its holdings of the corporations's Common Stock either in or subsequent to the transaction or series of transactions in which the Related Person became a Related Person.

    Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any applicable agreement with any national securities exchange or otherwise.

                                                                    PAGE 8 OF 16
                                                                        86722023


    For the purpose of this Article 10:

    (a) The term "Business Combination" shall mean (i) any merger or consolidation of the corporation or a subsidiary with or into a Related Person,
(ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any "Substantial Part" (as hereinafter defined) of the assets either of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person, (iii) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation, (iv) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or other security device, of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation, (v) the issuance or transfer of any securities of the corporation or a subsidiary of the corporation to a Related Person other than the issuance on a pro rata basis to all holders of shares of the same class pursuant to a stock split or stock dividend, or a distribution of warrants or rights, (vi) any reclassification of securities (including a reverse stock split) or recapitalization that would have the effect of increasing the voting power of a Related Person, (vii) the adoption of any plan or proposal for the liquidation or dissolution of the corporation proposed by or on behalf of any Related Person, and (viii) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

                                                                    PAGE 9 OF 16
                                                                        86722024


    (b) The term "Related Person" shall mean and include any individual, corporation, partnership or other person or entity, other than any trustee or fiduciary when acting in such capacity with respect to any employee benefit plan or trust of the corporation or any of its wholly-owned subsidiaries, which, together with its "Affiliates" and "Associates" (as defined on March 27, 1985 in Rule 12b-2 under the Securities Exchange Act of 1934), "Beneficially Owns" (as defined on March 27, 1985 in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) in the aggregate 10 percent or more of the outstanding Voting Stock of the corporation, any Affiliate or Associate of any such individual, corporation, partnership or other person or entity, and any assignee of any of the foregoing. For purposes of determining shareholders whose votes shall be excluded pursuant to the first paragraph of this Article 10, the term (Related Person) (i) shall include any shareholder acting jointly or in concert with a Related Person in connection with a Business Combination and any shareholder who will be treated differently than other shareholders in any Business Combination (other than a shareholder who is entitled to the rights of a dissenting shareholder under applicable law), (ii) but shall exclude a Related Person who
(x) is not the Related Person who is a party to the Business Combination being voted upon, and (y) is not a shareholder described in clause (i) of this sentence.

    (c) The term "Substantial Part" shall mean more than 30 percent of the fair market value as determined by a majority of

                                DEP'T OF STATE
                               DEC 9 2:41 PM '86

                                                                   PAGE 10 OF 16
                                                                        86722025


the Continuing Directors of the total consolidated assets of the corporation in question and its subsidiaries taken as a whole, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

    (d) Without limitation, any shares of Voting Stock of the corporation that any Related Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by the Related Person.

    (e) For the purposes of section (2) of this Article 10, the term "other consideration to be received" shall include, without limitation, Common Stock of the corporation retained by its existing public shareholders in the event of a Business Combination in which the corporation is the surviving corporation.

    (f) The term "Voting Stock" shall mean all outstanding shares of capital stock of the corporation or another corporation entitled to vote generally in the election of directors and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

    (g) The term "Continuing Director" shall mean a director who either (i) was a member of the Board of Directors of the

                                                                   PAGE 11 OF 16
                                                                        86722026



corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person or (ii) was designated (before his or her initial election as director) as a Continuing Director by a majority of the then Continuing Directors.

    Notwithstanding any other provision in these Articles, this Article 10 may not be repealed or amended in any respect, and no provision inconsistent with this Article 10 may be adopted, unless such action is approved by the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock held by shareholders other than Related Persons."

                                DEP'T OF STATE
                               DEC 9 2:41 PM '86

Microfilm Number 9281-799     Filed with the Department of State on OCT 23 1992
                ----------                                          -----------

Entity Number     841529           /s/ Brenda K. Mitchell
              ------------    --------------------------------------------------
                                        Secretary of the Commonwealth

              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 89)


    In compliance with the requirements of 15 Pa.C.S. (S)1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:    North Pittsburgh Systems, Inc.
                                     ------------------------------------------

- --------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

 (a)    4008 Gibsonia Road       Gibsonia        PA      15044    Allegheny
    ---------------------------------------------------------------------------
    Number and Street            City          State      Zip      County

 (b)c/o:-----------------------------------------------------------------------
         Name of Commercial Registered Office Provider             County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation
                                                         --------------------
   Law, Act of May 5, 1933 (P.L. 364) as amended
   --------------------------------------------------------------------------


4. The original date of its incorporation is:           October 17, 1984
                                             ---------------------------------

5. (Check, and if appropriate complete, one of the following):

   ----- The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     X    The amendment shall be effective on: October 30, 1992 at 5:00 p.m.
   -----                                       ----------------    ------------
                                                    Date              Hour
6. (Check one of the following):

          The amendment was adopted by the shareholders pursuant to 15 ------ Pa.C.S. (S)1914(a) and (b).

     X    The amendment was adopted by the board of directors pursuant to 15
   ------ Pa.C.S. (S) 1914(c).

7. (Check, and if appropriate complete, one of the following):

          The amendment adopted by the corporation, set forth in full, is ------ as follows:

          "5. The aggregate number of shares which the corporation shall be authorized to issue is: 10,000,000 shares of Common Stock, par value $.3125 per share, aggregate par value $3,125,000."

          The amendment adopted by the corporation as set forth in full in ------ Exhibit A, attached hereto and made a part hereof.

                                                                   PAGE 13 OF 16
                                   9281-800

 DSCB:15-1915 (Rev 89)-2



8. (Check if the amendment restates the Articles):

         The restated Articles of Incorporation supersede the original ----- Articles and all amendments thereto.


        IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this
22nd  day of   October ,1992.
- ------       ----------   --


                                          North Pittsburgh Systems, Inc.
                                    -------------------------------------------
                                                (Name of Corporation)


                                    BY:         /s/ F. D. Reese
                                       ----------------------------------------
                                                     (Signature)

                                    TITLE:
                                          -------------------------------------
                                                        President


                               92 OCT 23 AM 8:56
                               PA DEPT. OF STATE

Microfilm Number  9636-806    Filed with the Department of State on MAY 20 1996
                  --------                                          -----------

Entity Number     841529           /s/ Yvette Kane
              ------------    --------------------------------------------------
                                        Secretary of the Commonwealth



              ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 90)


    In compliance with the requirements of 15 Pa.C.S. (S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is:      North Pittsburgh Systems, Inc.
                                     -------------------------------------------

- --------------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Comonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

 (a)    4008 Gibsonia Road       Gibsonia        PA      15044    Allegheny
    ---------------------------------------------------------------------------
    Number and Street            City          State      Zip      County

 (b)c/o:    -------------------------------------------------------------------
         Name of Commercial Registered Office Provider             County


For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation
                                                         --------------------
   Law, Act of May 5, 1933 (P.L. 364) as amended
   --------------------------------------------------------------------------


4. The date of its incorporation is:           October 17, 1984
                                     ---------------------------------

5. (Check, and if appropriate complete, one of the following):

     X
   ----- The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

          The amendment shall be effective on:                  at
   -----                                       ----------------    ------------
                                                    Date              Hour
6. (Check one of the following):

     X
   ------ The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. (S) 1914(a) and (b).

   ------ The amendment was adopted by the board of directors pursuant to 15
          Pa.C.S. (S) 1914(c).

7. (Check, and if appropriate complete, one of the following):

   ------ The amendment adopted by the corporation, set forth in full, is as follows:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

      X   The amendment adopted by the corporation is set forth in full in
   ------ Exhibit A attached hereto and made a part hereof.

                                   MAY 20 96
                               PA Dept. of State

                                                                   PAGE 15 OF 16
                                   9636-807

 DSCB:15-1915 (Rev 90)-2

8. (Check if the amendment restates the Articles):

   ------ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.


      IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 17th day of May, 1996.
- ----        ---  ----


                                          North Pittsburgh Systems, Inc.
                                    -------------------------------------------
                                                (Name of Corporation)


                                    BY:         /s/ Gerald A. Gorman
                                       ----------------------------------------
                                                     (Signature)

                                    TITLE:            President
                                          -------------------------------------

                                   9636-808

                                   EXHIBIT A


    "5. The aggregate number of shares which the corporation shall have authority to issue is:

    (a) The Corporation shall have the authority to issue a total of 50,000,000 shares of Capital Stock. Of the 50,000,000 shares of Capital Stock, 40,000,000 shares shall be Common Stock, par value $.15625 per share. The Board of Directors, at such time or times as it believes appropriate, may divide the remaining 10,000,000 shares of Capital Stock of the Corporation into one or more classes of shares of Common Stock, the voting power per share of which shall not be greater than the voting power per share of the Common Stock issued and outstanding on April 9, 1996, and/or one or more classes and series of Preferred Stock, with par or stated value. The determination of the voting rights, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of the shares of any such class or classes of stock shall be accomplished by an amendment to this Article 5 solely by action of the Board of Directors, which shall have the full authority permitted by law to make such divisions and determinations."